CONVERTIBLE DEBENTURES	12 Months Ended
Dec. 31, 2017
Financial Instruments [Abstract]
CONVERTIBLE DEBENTURES
CONVERTIBLE DEBENTURES

($ millions, except as noted)	Series F – 5.75%
Conversion price (dollars per share)	$29.53
Interest payable semi-annually in arrears on:	June 30 and December 31
Maturity Date	December 31, 2018
Balance at December 31, 2015	143
Conversions and redemptions	(2)
Unwinding of discount rate	1
Deferred financing fee (net of amortization)	1
Balance at December 31, 2016	143
Conversions	(52)
Unwinding of discount rate	1
Deferred financing fee (net of amortization)	1
Balance at December 31, 2017	93
The Series F debentures may be converted at the option of the holder at a conversion price of $29.53 per common share at any time prior to maturity and may be in whole or in part at the option of the Company at a price equal to their principal amount plus accrued and unpaid interest. Any accrued unpaid interest will be paid in cash.
The Company retains a cash conversion option on the Series F convertible debentures, allowing the Company to pay cash to the converting holder of the debentures, at the option of the Company. The cash conversion feature is recognized as an embedded derivative and accounted for as a derivative financial instrument, measured at fair value using an option pricing model.
FINANCIAL INSTRUMENTS
Financial Risk Management
Pembina has exposure to counterparty credit risk, liquidity risk and market risk. Pembina recognizes that effective management of these risks is a critical success factor in managing organization and shareholder value.
Risk management strategies, policies and limits ensure risks and exposures are aligned to Pembina's business strategy and risk tolerance. The Company's Board of Directors is responsible for providing risk management oversight at Pembina. The Company's Audit Committee oversees how management monitors compliance with the Company's risk management policies and procedures and reviews the adequacy of this risk framework in relation to the risks faced by the Company. Internal audit personnel assist the Audit Committee in its oversight role by monitoring and evaluating the effectiveness of the organization's risk management system.
Counterparty credit risk
Counterparty credit risk represents the financial loss the Company would experience if a counterparty to a financial instrument failed to meet its contractual obligations in accordance with the terms and conditions of the financial instruments with the Company. Counterparty credit risk arises primarily from the Company's cash and cash equivalents, trade and other receivables, and from counterparties to its derivative financial instruments. The carrying amount of the Company's cash and cash equivalents, trade and other receivables, advances to related parties and derivative financial instruments represents the maximum counterparty credit exposure, without taking into account security held.
The Company manages counterparty credit risk through established credit management techniques, including conducting comprehensive financial and other assessments for all new counterparties and regular reviews of existing counterparties to establish and monitor a counterparty's creditworthiness, setting exposure limits, monitoring exposures against these limits and obtaining financial assurances where warranted. The Company utilizes various sources of financial, credit and business information in assessing the creditworthiness of a counterparty including external credit ratings, where available, and in other cases, detailed financial statement analysis in order to generate an internal credit rating based on quantitative and qualitative factors. The establishment of counterparty exposure limits is governed by a Board of Directors designated counterparty exposure limit matrix which represents the maximum dollar amounts of counterparty exposure by debt rating that can be approved for a counterparty. The Company continues to closely monitor and reassess the creditworthiness of its counterparties, which has resulted in the Company reducing or mitigating its exposure to certain counterparties where it was deemed warranted and permitted under contractual terms.
Financial assurances may include guarantees, letters of credit and cash. Letters of credit totaling $110 million (December 31, 2016: $115 million) are held primarily in respect of customer trade receivables.
Typically, the Company has collected its trade receivables in full and at December 31, 2017, 96 percent were current (2016: 95 percent). Management defines current as outstanding accounts receivable under 30 days past due. The Company has a general lien and a continuing and first priority security interest in, and a secured charge on, all of a shipper's petroleum in its custody.
At December 31, the aging of trade and other receivables was as follows:

Past Due	2017	2016
31-60 days past due	6	2
61-90 days past due		1
Greater than 91 days		4
	6	7

The Company uses a loss allowance matrix to measure lifetime expected credit losses at initial recognition and throughout the life of the receivable. The loss allowance matrix is determined based on the Company’s historical default rates over the expected life of trade receivables, adjusted for forward-looking estimates. Management believes the unimpaired amounts that are past due by greater than 30 days are fully collectible based on historical default rates of customers and management’s assessment of counterparty credit risk through established credit management techniques as discussed above. At December 31, 2017, the impairment loss allowance amounted to $1 million (2016: $1 million). Pembina recognized less than $1 million in impairment losses on financial assets during 2017 (2016: $1 million).
The Company monitors and manages its concentration of counterparty credit risk on an ongoing basis. The Company believes these measures minimize its counterparty credit risk but there is no certainty that they will protect it against all material losses. As part of its ongoing operations, the Company must balance its market and counterparty credit risks when making business decisions.
Liquidity risk
Liquidity risk is the risk the Company will not be able to meet its financial obligations as they come due. The following are the contractual maturities of financial liabilities, including estimated interest payments.

			Outstanding balances due by period
December 31, 2017 ($ millions)	Carrying Amount	Expected Cash Flows	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
Trade payables and accrued liabilities	713	713	713
Taxes Payable	25	25	3	4	4	14
Loans and borrowings	7,463	10,389	392	2,749	1,658	5,590
Convertible debentures	93	101	101
Dividends payable	91	91	91
Derivative financial liabilities	79	79	79
Finance leases	30	30	7	7	2	14

The Company manages its liquidity risk by forecasting cash flows over a 12 month rolling time period to identify financing requirements. These financing requirements are then addressed through a combination of credit facilities and through access to capital markets, if required.
Market risk
Pembina's results are subject to movements in commodity prices, foreign exchange and interest rates. A formal Risk Management Program including policies and procedures has been designed to mitigate these risks.

a.	Commodity price risk
Pembina's Midstream business includes activities related to product storage, terminalling, and hub services. These activities expose Pembina to certain risks including that Pembina may experience volatility in revenue, and impairments related to the book value of stored product, due to fluctuations in commodity prices. Primarily, Pembina enters into contracts to purchase and sell crude and NGL at floating market prices. The prices of products that are marketed by Pembina are subject to volatility as a result of such factors as seasonal demand changes, extreme weather conditions, general economic conditions, changes in crude oil markets and other factors. Pembina manages its risk exposure by balancing purchases and sales to lock-in margins. Notwithstanding Pembina's management of price and quality risk, marketing margins for commodities can vary and have varied significantly from period to period. This variability could have an adverse effect on the results of Pembina's commercial Midstream business and its overall results of operations. To assist in effectively smoothing that variability inherent in this business, Midstream is investing in assets that have a fee-based revenue component, and is looking to expand this area going forward.
The Midstream business is also exposed to possible price declines between the time Pembina purchases NGL feedstock and sells NGL products, and to decreasing frac spreads. Frac spread is the difference between the sale prices of NGL products and the cost of NGL sourced from natural gas and acquired at natural gas related prices. Frac spreads can change significantly from period to period depending on the relationship between crude oil and natural gas prices (the "frac spread ratio"), absolute commodity prices, and changes in the Canadian to US dollar foreign exchange rate. There is also a differential between NGL product prices and crude oil prices which can change margins realized for midstream products separate from frac spread ratio changes. The amount of profit or loss made on the extraction portion of the NGL midstream business will generally increase or decrease with frac spreads. This exposure could result in variability of cash flow generated by the NGL midstream business, which could affect Pembina and the cash dividends of Pembina.
Pembina responds to commodity price risk by using an active Risk Management Program to fix revenues to pay for a minimum of 50 percent of the fixed committed term natural gas supply costs. Pembina’s fixed committed natural gas supply can vary from year to year based on industry dynamics. Additionally, Pembina's Midstream business is also exposed to variability in quality, time and location differentials and the Company may also utilize financial derivative instruments as part of its overall risk management strategy to assist in managing the exposure to commodity price risk as a result of these activities. The Company does not trade financial instruments for speculative purposes.

b.	Foreign exchange risk
Certain of Pembina's cash flows, namely a portion of its commodity-related cash flows, certain cash flows from U.S.-based infrastructure assets, and distributions from U.S.-based Investments in Equity Accounted Investees, are subject to currency risk, arising from the denomination of specific cash flows in U.S. dollars. Additionally, a portion of Pembina's capital expenditures, and contributions or loans to Pembina’s U.S.-based Investments in Equity Accounted Investees, may be denominated in U.S. dollars. Pembina monitors, assesses, and responds to these foreign currency risks using an active Risk Management Program, which may include the exchange of foreign currency for domestic currency at a fixed rate.

c.	Interest rate risk
Pembina has floating interest rate debt which subjects the Company to interest rate risk. Pembina responds to this risk under the active Risk Management Program to enter into financial derivative contracts to fix interest rates.
At the reporting date, the interest rate profile of the Company's interest-bearing financial instruments was:

Carrying Amounts of Financial Liability
December 31 ($ millions)	2017	2016
Fixed rate instruments	5,685	3,655
Variable rate instruments (1)	1,778	353
	7,463	4,008
(1) At December 31, 2017, the Company held positions in financial derivative contracts to fix interest rates on $100 million of the underlying variable rate instruments (December 31, 2016 - $100 million).
Cash flow sensitivity analysis for variable rate instruments
A change of 100 basis points in interest rates at the reporting date would have (increased) decreased earnings by the amounts shown below. This analysis assumes that all other variables remain constant.

December 31 ($ millions)	2017	2016
	± 100 bp	± 100 bp
Variable rate instruments	±18	±4
Interest rate swap	±1	±1
Earnings sensitivity (net)	±17	±3
Fair values
The fair values of financial assets and liabilities, together with the carrying amounts shown in the Consolidated Statements of Financial Position, are as follows:

	December 31, 2017			December 31, 2016
		Fair Value(3)			Fair Value(3)
($ millions)	Carrying Value	Level 1	Level 2	Carrying value	Level 1	Level 2
Financial assets carried at fair value
Derivative financial instruments	4		4	9		9
Financial assets carried at amortized cost
Cash and cash equivalents	321	321		35	35
Trade receivables and other	529	529		451	451
Advances to related parties	42	42		0
Other assets	13		13	11		11
	905	892	13	497	486	11
Financial liabilities carried at fair value
Derivative financial instruments(1)	79		79	123		123
Financial liabilities carried at amortized cost
Trade payables and accrued liabilities	713	713		638	638
Taxes Payable(1)	25	25		5	5
Dividends payable	91	91		64	64
Loans and borrowings(1)	7,463		7,686	4,008		4,234
Convertible debentures(2)	93	145		143	210
	8,385	974	7,686	4,858	917	4,234

(1)	Carrying value of current and non-current balances.

(2)	Carrying value excludes conversion feature of convertible debentures.

(3)	The basis for determining fair value is disclosed in Note 5.
Interest rates used for determining fair value
The interest rates used to discount estimated cash flows, when applicable, are based on the government yield curve at the reporting date plus and adequate credit spread, and were as follows:

December 31 (percents)	2017	2016
Derivatives	1.4 - 1.8	0.9 - 1.1
Loans and borrowings	2.0 - 4.7	1.9 - 4.8

Fair value of power derivatives are based on market rates reflecting forward curves.
Fair value hierarchy
The fair value of financial instruments carried at fair value is classified according to the following hierarchy based on the amount of observable inputs used to value the instruments.
Level 1: Unadjusted quoted prices are available in active markets for identical assets or liabilities as the reporting date. Pembina does not use Level 1 inputs for any of its fair value measurements.
Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices). Level 2 valuations are based on inputs, including quoted forward prices for commodities, time value and volatility factors, which can be substantially observed or corroborated in the marketplace. Instruments in this category include non-exchange traded derivatives such as over-the-counter physical forwards and options, including those that have prices similar to quoted market prices. Pembina obtains quoted market prices for its inputs from information sources including banks, Bloomberg Terminals and Natural Gas Exchange. All of Pembina's significant financial instruments carried at fair value are valued using Level 2 inputs.
The following table is a summary of the net derivative financial instruments, which is consistent with the gross balances:

	2017					2016
December 31 ($ millions)	Current Asset	Non-Current Asset	Current Liability	Non-Current Liability	Total	Current Asset	Non-Current Asset	Current Liability	Non-Current Liability	Total
Commodity, power, storage and rail financial instruments	4		(31)		(27)	9		(61)	(1)	(53)
Interest rate			(2)		(2)			(3)	(3)	(6)
Foreign exchange					—			(1)		(1)
Conversion feature of convertible debentures (Note 14)			(46)		(46)				(54)	(54)
Net derivative financial instruments	4	—	(79)	—	(75)	9	—	(65)	(58)	(114)

Sensitivity analysis
The following table shows the impact on earnings if the underlying risk variables of the derivative financial instruments changed by a specified amount, with other variables held constant.

As at December 31, 2017 ($ millions)		+ Change	- Change
Frac spread related
Natural gas	(AECO +/- $0.25 per GJ)	4	(4)
NGL (includes propane, butane and condensate)	(Belvieu/Conway +/- U.S. $0.10 per gal)	(18)	18
Foreign exchange (U.S.$ vs. Cdn$)	(FX rate +/- $0.20)	(25)	25
Product margin			—
Crude oil	(WTI +/- $2.50 per bbl)	(2)	2
NGL (includes condensate)	(Belvieu/Conway +/- U.S. $0.10 per gal)	N/A	N/A
Corporate			—
Interest rate	(Rate +/- 50 basis points)	0.4	(0.4)
Power(1)	(AESO +/- $5.00 per MW/h)	—	—
Conversion feature of convertible debentures	(Pembina share price +/- $0.50 per common share)	(1)	1

(1)	As at December 31, 2017, there were no outstanding financial derivative contracts related to power.